UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2016

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, South Carolina	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2016, 3D Systems Corporation (the “Company”) issued a press release setting forth the Company’s results of operations for its fourth quarter and year ended December 31, 2015. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 2.02 by reference. The information in this Item (and in such press release) shall not be deemed “filed” with the SEC for purposes of the Securities Exchange Act of 1934, as amended nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 7.01. Regulation FD Disclosure.

Included in the press release mentioned above is an announcement that the Company plans to hold a conference call and webcast at 8:30 a.m., Eastern Time, on Monday, March 14, 2016, to discuss its fourth quarter and year ended December 31, 2015 financial results and other matters relating to the Company’s plans and operations. A copy of this press release, which contains additional information regarding how to access the conference call and webcast and how to listen to a recorded playback of the call after it is completed, is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The slides to be presented on the webcast are furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated March 14, 2016.

99.2	Webcast slides dated March 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: March 14, 2016
By: /s/ Andrew M. Johnson
(Signature)
Name: Andrew M. Johnson
Title: Interim President and Chief Executive Officer, and Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated March 14, 2016.
99.2	Webcast slides dated March 14, 2016.